                                  EXHIBIT A

                    Transactions in Shares of Common Stock
                             Within Past 60 Days



Transactions by Account No. 1
-----------------------------


               -----------------------------------------------------------------
                 Trade Type       Trade Date       Quantity        Price ($)
               -----------------------------------------------------------------
               -----------------------------------------------------------------
                    SELL           02/03/99      -26,710.00         18.7500
               -----------------------------------------------------------------



Transactions by Account No. 2
-----------------------------


               -----------------------------------------------------------------
                 Trade Type       Trade Date       Quantity        Price ($)
               -----------------------------------------------------------------
               -----------------------------------------------------------------
                     BUY           02/22/99          795.00         18.8750
               -----------------------------------------------------------------
               -----------------------------------------------------------------
                     BUY           02/24/99        2,390.00         19.1250
               -----------------------------------------------------------------
               -----------------------------------------------------------------
                     BUY           03/08/99       12,880.00         19.3750
               -----------------------------------------------------------------



Transactions by Account No. 3
-----------------------------


               -----------------------------------------------------------------
                 Trade Type       Trade Date       Quantity        Price ($)
               -----------------------------------------------------------------
               -----------------------------------------------------------------
                     BUY           03/08/99        1,125.00         19.3750
               -----------------------------------------------------------------



Transactions by Account No. 4
-----------------------------


               -----------------------------------------------------------------
                 Trade Type       Trade Date       Quantity        Price ($)
               -----------------------------------------------------------------
               -----------------------------------------------------------------
                     BUY           03/08/99         1,345.00        19.3750
               -----------------------------------------------------------------



                             (Page 6 of 7 Pages)

                                  EXHIBIT A

                    Transactions in Shares of Common Stock
                             Within Past 60 Days



Transactions by Account No. 5
-----------------------------


               -----------------------------------------------------------------
                 Trade Type       Trade Date       Quantity        Price ($)
               -----------------------------------------------------------------
               -----------------------------------------------------------------
                     BUY           02/03/99        26,710.00        18.7500
               -----------------------------------------------------------------
               -----------------------------------------------------------------
                     BUY           02/22/99         4,205.00        18.8750
               -----------------------------------------------------------------
               -----------------------------------------------------------------
                     BUY           02/24/99        12,610.00        19.1250
               -----------------------------------------------------------------
               -----------------------------------------------------------------
                     BUY           03/08/99        12,650.00        19.3750
               -----------------------------------------------------------------




                             (Page 7 of 7 Pages)